Share-Based Compensation	12 Months Ended
Dec. 31, 2023
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

21. SHARE-BASED COMPENSATION

Share Incentive Plan

The Company’s shareholders and Board of Directors approved of employee option plans from 2014 to 2023 in order to provide incentives and rewards to the Company’s employees, directors, consultants and senior management (the “Option Plans”). As of December 31, 2023, the Company authorized 3,200,000 share options under the Option Plan. Share options awarded under the Option Plan are typically vested based on the service conditions up to four years agreed with each of the participants in their grant letters, with exercise prices ranging from nominal consideration to US$9.06. In addition, the share options can only be exercised and converted into shares upon the completion of Company’s qualified IPO and exercise event which is a public offering or other form of listing (“Exercise Event”), whichever is earlier, except for the modifications made in 2023 for two senior management members and 14,586 share options granted to one senior management member in 2023. Each share option has a contractual life of 10 years.

In connection with the acquisition of the 51% equity interest of Lishang in May 2022, the Company may be required to grant share options to Ms. Chen Di and two other her nominee shareholders (“the Lishang Seller”) at the end of each performance period, adjusted based on the achievement of Lishang’s revenue, gross profit and net profit for each of the four performance periods during May 1, 2022 to December 31, 2024, over the target performance. If the IPO does not occur by January 1, 2024, the Company is obliged to pay RMB3.5 million cash corresponding to 30,984 share options out of the total base number of 43,936 share options to be issued for the third performance period. If the IPO does not occur by January 1, 2025, the Company is obligated to deliver a fixed amount of RMB12.4 million cash in addition to the previous payment of RMB3.5 million, with all previously issued share options, if any, cancelled. In August 2023, the Company issued 16,972 share options to the Lishang Seller, based on the actual performances of Lishang for the first two performance periods up to December 31, 2022. As the Lishang Seller is required to continuously provide services to Lishang for no less than three years after the acquisition, and as the Company is obligated to deliver cash unless an IPO takes place, these share-based arrangements are accounted for as liability-classified award and were amortized over the service period of the Lishang Seller based on the cash amount to be paid the IPO does not occur. The compensation cost recognized in connection with this liability-classified award for the years ended December 31, 2022 and 2023 amounted to RMB4,162,222 and RMB10,405,554 respectively and was recognised as non- current liabilities.

As the IPO occurred in November 2023, the Company is not required to pay RMB3.5 million or RMB12.4 million any more. All share options will be settled in shares based on the actual performance during the performance periods. As of December 31, 2023, the Company has issued 271,549 share options to the Lishang Seller.

A summary of the share-based compensation activities for the years ended December 31, 2022 and 2023 is presented below:

	Number of shares	Weighted average exercise price	Weighted average grant- date/modification date fair value	Weighted remaining contractual years	Aggregate intrinsic value
		US$	US$		US$
Outstanding at January 1, 2022	1,127,395	4.8880	11.4672	7.84	12,927,781
Granted to employees, directors, consultants and senior management	378,852	0.1200	13.2160
Forfeited	(3,713)	20.6352	9.9040
Exercised	(361,614)	0.0016	14.2192

Outstanding at December 31, 2022	1,140,920	4.8016	11.1808	7.04	12,756,547

Granted to employees, directors, consultants and senior management	759,605	4.2971	5.2321
Forfeited	(74,796)	5.1412	15.5963

Outstanding at December 31, 2023	1,825,729	4.5778	8.5249	7.61	15,564,202
Vested and expected to vest as of December 31, 2023	1,825,729	4.5778	8.5249	7.61	15,564,202
Exercisable as of December 31, 2023	1,327,331	3.8657	8.2430	5.04	10,941,225

The expected volatility was estimated based on the historical volatility of comparable peer public companies with a time horizon close to the expected term of the Company’s options. The risk-free interest rate was estimated based on the yield to maturity of U.S. treasury bonds denominated in US$ for a term consistent with the expected term of the Company’s options in effect at the option valuation date. Expected dividend yield is zero as the Company does not anticipate any dividend payments in the foreseeable future. The expected exercise multiple was estimated as the average ratio of the stock price to the exercise price of when employees would decide to voluntarily exercise their vested options. Expected term is the contract life of the option.

In 2022, the Company modified the share options for senior management members. Upon the modifications, service condition which originally ended on July 29, 2022 for 60,269 share options was removed. In addition, another 361,614 share options became fully vested as the performance condition of occurrence of a qualified IPO was removed. In June 2022 these two persons exercised their fully vested 361,614 share options. In connection with those share options that the performance condition was removed, the Company recognized compensation cost of RMB33,485,823 (US$5,141,560) on the dates based on the modification fair values of these awards.

The fair values of the options granted are estimated on the dates of grant or modification using the binomial option pricing model with the following assumptions used:

For the Years Ended December 31,
	2022	2023
Risk-free rate of return	1.65%-3.90%	3.56%-5.00%
Volatility	36.92%-39.48%	35.62-36.17%
Expected dividend yield	-	-
Exercise multiple	2.2-2.8	2.2-2.8
Fair value of underlying ordinary share	US$0.81 - US$0.94	US$6.32 - US$13.04
Expected terms	10 years	10 years

In October 2022, the Company granted 19,449 share options to one senior management member. 75% of these awards were vested by December 2022 and 25% of these awards are vested upon the occurrence of the Company’s qualified IPO. The Company recognized compensation costs of RMB1,345,156 (US$190,067) in the consolidated statements of operations and comprehensive loss based on the grant date fair value for those vested awards.

The Company has not recognized any share-based compensation expenses for 1,126,334 share options granted and outstanding as at December 31, 2022, because the Company considers it is not probable that the performance conditions will be satisfied until the event occurs. As a result, the share-based compensation expenses for these options that are only exercisable upon the occurrence of the Company’s qualified IPO and will be recognized using the graded-vesting method upon the consummation of the qualified IPO.

As of December 31, 2022, there were RMB84.34 million of unrecognized compensation expenses for non-vested options. Total unrecognized compensation cost may be adjusted for actual forfeitures occurring in the future.

As of December 31, 2023, the Company recognized compensation expensed of RMB77,619,967 in connection with the IPO completed, there were RMB32.0 million of unrecognized compensation expenses for non-vested options. The expense is expected to be recognized over a weighted average period of 3.42 years using the graded- vesting attribution method. The Company did not capitalize any of the compensation expenses as part of the cost of any asset for the year ended December 31, 2023.